                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  June 4, 2001
                        (Date of earliest event reported)

                                  June 28, 2001
                                (Date of Report)

                           RETURN ASSURED INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                      0-21679                  13-3896069
----------------------------  ------------------------  ------------------------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
   of incorporation or                                   Identification Number)
      organization)


       1901 Avenue of the Stars, Suite 1710, Los Angeles, California 90067
       -------------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)



                                  888-884-8809
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)





         --------------------------------------------------------------
         (Former Name or Former Address, If Changed since Last Report.)

Item 2.  Acquisition or Disposition of Assets

        MERGER AGREEMENT

        On June 4, 2001, Return Assured Incorporated (the "Company"), IBUI Acquisition Corporation, a Nevada corporation and a wholly owned subsidiary of the Company, and Internet Business's International, Inc. ("IBUI"), a publicly-traded Nevada corporation (OTCBB:IBUI), entered into an Agreement and Plan of Merger and Share Exchange (the "Merger Agreement"). The Merger Agreement provides, among other things, for IBUI Acquisition Corporation to be merged with and into IBUI and for a share exchange between the shareholders of IBUI and the Company. Pursuant to the Merger Agreement, each of the outstanding shares of IBUI will be converted into the right to receive 0.14 shares of the Company's common stock. In connection with the Merger transaction, the Company will conduct a 1:6 reverse split of its common stock. Upon the completion of the transactions contemplated in the Merger Agreement (the "Transactions"), IBUI will become a wholly-owned subsidiary of the Company and the current shareholders of IBUI will own approximately 90% of the Company. The merger, a purchase transaction, will be accounted for as a reverse merger with IBUI as the accounting acquiror.

        The description of the Merger Agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Merger Agreement, which was filed as Exhibit 10.1 to the Company's Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-62546), as filed with the Securities and Exchange Commission on June 26, 2001, and is hereby incorporated herein by reference. The press release relating to the execution of the Merger Agreement is filed as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

        Statements regarding the completion, timing or effect of the Transactions, as well as any other statements that are not historical facts in this Form 8-K, are forward-looking statements under applicable securities laws and involve certain risks, uncertainties and assumptions. These include, but are not limited to, the risks that the parties will not be able to satisfy one or more of the closing conditions. Should one or more these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. There can be no assurance that the parties will consummate the Transactions contemplated by the Merger Agreement.

Item 7.  Financial Statements and Exhibits

(a) The Unaudited Pro Forma Consolidated Financial Statements giving effect to the merger of Company and IBUI were filed with the Company's Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-62546), as filed with the Securities and Exchange Commission on June 26, 2001, and are hereby incorporated herein by reference.

(b) Exhibits.

    10.1 Agreement and Plan of Merger and Share Exchange between Return Assured Incorporated, Internet Business's International, Inc. and IBUI Acquisition Corporation. *

    99.1   Press Release dated June 5, 2001.

    * Incorporated herein by reference to Exhibit 10.1 to Return Assured Incorporated's Amendment No.1 to the Registration Statement on Form S-3 (File No. 333-62546), as filed with the Securities and Exchange Commission on June 26, 2001.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            RETURN ASSURED INCORPORATED



Date: June 28, 2001                         By: /s/ MATTHEW SEBAL
                                               -------------------------------
                                               Matthew Sebal, President

                                  EXHIBIT INDEX

        10.1 Agreement and Plan of Merger and Share Exchange between Return Assured Incorporated, Internet Business's International, Inc. and IBUI Acquisition Corporation. *

        99.1   Press Release dated June 5, 2001

        * Incorporated herein by reference to Exhibit 10.1 to Return Assured Incorporated's Amendment No.1 to the Registration Statement on Form S-3 (File No. 333-62546), as filed with the Securities and Exchange Commission on June 26, 2001.